UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): July 15, 2013

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)

(281) 933-3339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Principal Accounting Officer

Effective on May 13, 2013, ION Geophysical Corporation (the “Company”) promoted Michael L. Morrison from Vice President and Corporate Controller to Vice President, Corporate Finance and Financial Systems, and also promoted Scott Schwausch from Controller, Solutions Business Unit, to Vice President and Corporate Controller. In connection with this appointment, Mr. Schwausch replaced Mr. Morrison as the Company’s principal accounting officer.

The Company is filing this Current Report on Form 8-K on the date on which it is first making a public announcement of the appointment described herein in accordance with the instruction to paragraph (c) of Item 5.02, which permits a delay in filing the Form 8-K until the day on which the registrant otherwise makes public announcement of the appointment of the particular officer. The Company’s publication of the appointment described herein can be found in the Leadership tab of the Investor Relations section of the Company’s website at www.iongeo.com. The Company makes its website content available for information purposes only. The Company’s website should not be relied upon for investment purposes, and it is not incorporated by reference into this Current Report on Form 8-K.
Mr. Schwausch, age 38, joined the Company in 2006 as Assistant Controller and held that position until June 2010 when he became Director of Financial Reporting. In May 2012, he became Controller, Solutions Business Unit, and in May 2013 became Vice President and Corporate Controller. Mr. Schwausch held a variety of positions at Deloitte & Touche, LLP, a public accounting firm, from 2000 until he joined ION. Mr. Schwausch is a Certified Public Accountant and a Certified Management Accountant. He received a Bachelor of Science degree in accounting from Brigham Young University.

There are no family relationships between Mr. Schwausch and any director or executive officer of the Company. Other than his employment relationship with the Company as disclosed herein, and his compensation and benefits in connection with such employment relationship, Mr. Schwausch has not had a direct or indirect material interest in any transaction since the beginning of the Company’s last fiscal year, or in any currently proposed transaction, involving an amount in excess of $120,000 in which the Company was or is to be a participant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2013	ION GEOPHYSICAL CORPORATION
By: /s/ DAVID L. ROLAND David L. Roland Senior Vice President, General Counsel and Corporate Secretary

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